CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to the use of our report dated September 29, 1995 on the financial statements of Templeton Capital Accumulation Plans referred to therein in Post-Effective Amendment No. 6 to the Registration Statement on Form S-6, File No. 33-37442 of Templeton Capital Accumulation Plans as filed with the Securities and Exchange Commission.

                                            /s/MCGLADREY & PULLEN, LLP
                                           McGladrey & Pullen, LLP

New York, New York
December 28, 1995



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